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EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of Earl Scheib, Inc. (the "Company"), for purposes of 18 U.S.C. Section 1350, adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

  1.
  The Annual Report of the Company on Form 10-K for the period ended April 30, 2004 as filed with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRISTIAN K. BEMENT Christian K. Bement President and Chief Executive Officer July 28, 2004

/s/ CHARLES E. BARRANTES Charles E. Barrantes Vice President and Chief Financial Officer July 28, 2004

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  EXHIBIT 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002